united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22440

Alternative Strategies Fund

(Exact name of registrant as specified in charter)

520 Madison Avenue New York, NY 10022

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/16

Item 1. Reports to Stockholders.

LADENBURG THALMANN
ESTABLISHED 1876

Alternative Strategies Fund

Symbol: LTAFX
www.LTAFX.com

Distributed by Ladenburg Thalmann & Co. Inc.

Annual Report
June 30, 2016

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. This and other information is contained in the Fund's prospectus. Please read the prospectus carefully before you invest or send money. Fund shares are not FDIC insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal. **You may find the prospectus documents for free by calling toll-free (+1-800-803-6583) or visiting www.LTAFX.com.**

Dear Fund Shareholders,

We want to thank you for your investment in the Alternative Strategies Fund (the “Fund”). We appreciate the trust you have placed in us and your interest in this unique investment. This letter addresses the Fund’s 2015-2016 fiscal year (July 1st, 2015 to June 30th, 2016).

The Fund began the fiscal year with a net asset value of $8.57 per share and finished the fiscal year with a value of $7.96 per share. During the fiscal year, the Fund returned 1.24%, while the Credit Suisse Hedge Fund returned -4.22%. This outperformance over the index can be attributed to the Fund’s strong 2016 performance, after a difficult 2015 during which the portfolio became unusually correlated to oil through its exposure to MLPs, Mortgage REITs and BDCs. In 2015, the Alerian MLP Index returned -32.59%, the FTSE NAREIT Mortgage REIT Index returned -8.88%, and S&P BDC Index returned -3.68% leading the Fund to a -17.37% return for the calendar year. However, the Fund quickly bottomed out in February of 2016 and made a successful U-turn as fears from collapsing oil dissipated and the market started to re-focus on fundamentals.

Year to date as of June 30, 2016, the Fund gained 11.53% as Alerian MLP Index returned 14.71%, the FTSE NAREIT Mortgage REIT Index returned 14.38%, and S&P BDC Index returned 8.47%. The fund outperformed in all three liquid asset classes compared to their respective benchmarks due to our diligent stock selection and risk-management. In March of 2016, we conducted a full-scale rebalance in all the three liquid asset classes (MLPs, REITs, and BDCs) to further enhance the risk-adjusted return of our portfolio by swapping high leverage and volatile positions for high quality holdings.

MLPs have re-gained traction and became one of the winners in the first half of 2016, returning 14.71% YTD as of June 30, 2016. The Fund’s MLP concentration is focused in the midstream area which should have a lower correlation with the price of crude because they are diversified across both natural gas and crude. Midstream MLPs also focus on energy infrastructures, such as transportation and storage, which generate revenue on long-term contracts and fee-based projects. Such a business structure enables midstream MLPs to have low exposure to commodity prices because their performance is mainly driven by the demand for oil and natural gas. We believe that MLPs will continue to benefit from recovering oil prices (although not without volatilities) and growing demand for energy.

Mortgage REITs benefitted from a more dovish Fed and lower global and U.S. interest rates. Due to weak economic growth and global political uncertainties, the market expects the Fed to stay lower for longer. Our REIT bucket is diversified between agency REITs, credit/hybrid REITs, and property REITs. We further enhance the benefit of diversification by adding more names in smaller allocations. We believe that our current REIT bucket is well postured for volatilities caused by potential increase in interest rates and inflation.

BDCs also rebounded in 2016 from the undue pressure caused by speculations around interest rates and concern over default risks in 2015. We think that BDCs continue to be a good hedge for the portfolio against potential rate hikes since they will have more pricing power to charge borrowers at a higher rate in a rising rate environment. More importantly, we believe BDCs are not expensive as financials continue to be suppressed from a low rate environment.

Our non-traded portfolio continues to help enhance the valuation of the Fund – Hines Global REIT raised its NAV from $9.44 to $10.24 (+8%) and Steadfast Income REIT increased its NAV from $10.35 to $11.44 (+10.5%). We believe our diligently selected non-traded holdings will continue to contribute value to the Fund and our shareholders.

The Fund increased its distribution from 6% to 8% effective as of January 1st, 2016. We believe the current environment represents an opportunity for both attractive distribution and capital appreciation. A diversified portfolio aims to have lower risk than any individual holding. The Fund’s asset allocation is dynamic and allows us to be relatively nimble in responding to market changes. The Fund’s investment objective is to seek attractive risk-adjusted returns, using investments which are alternative in nature and perform differently than equities and fixed income. Our goal is to provide a consistent quarterly dividend using a multi-strategy approach that targets income.

Thank you for your investment in the fund.

With Appreciation,

Ladenburg Thalmann Asset Management

Disclosure: Dividends and distributions are not guaranteed. The annualized distribution is 7.90% as of June 15th, 2016 and is based on the $0.16 per share divided by the $7.89 Net Asset Value (NAV) multiplied by 4. Distribution Rates will vary. Distribution amount includes net investment income, capital gains and return of capital.

Distribution amount is not indicative of fund performance. The quarterly distribution yield is calculated by annualizing the quarter’s distribution and dividing by the NAV on the dividend payable date.

Past performance is no guarantee of future results. As portfolio and market conditions change, future distributions will vary and may not be obtained in the future. Portfolio allocations represented are subject to change. Individual performance results will vary and may include the reinvestment of income, dividends and capital gain distribution. There are risks involved with all investments that could include tax penalties and risk/loss of principal. Returns for performance under one year are cumulative, not annualized. Performance results for periods under one year are short-term and may not provide an adequate basis for evaluating the performance potential of the fund over varying market conditions or economic cycles. Before investing in the Fund you should consider carefully the following risks the Fund faces through its direct investments and its investments in Investment Funds. Before you invest, you should read the prospectus and any other documents carefully. The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class. An investment in the Fund’s shares may involve certain costs and risks such as derivatives risk, liquidity risk, interest rate risk, market risk, credit risk, mortgage-backed and asset-backed risks, real estate securities risk, and management risk. The Fund’s investment in Master Limited Partnerships (MLP) expose the Fund to significant risks and volatility associated with the energy sector, and also present a number of tax risks. The fund’s investment in Real Estate Investment Trusts (“REITs”) has the risk of 1) their high level of leverage 2) their investment strategy may change without shareholder consent 3) they may fail to qualify as a REIT for tax purposes or 4) for privately issued REITs there may be no public market for the shares which are illiquid. The Fund’s investment in BDCs are subject to capital and leverage risk, potential conflicts of interest, cash flow risk and credit risk. Share price and investment return will fluctuate such that an investor’s shares may be worth more or less than their original cost upon redemption.

Comparisons to indexes have limitations because indexes have volatility and other material characteristics that may differ from a particular mutual fund. Any indices and other financial benchmarks are provided for illustrative purposes only. The volatility of any Investment Index is materially different from the model portfolio or Fund. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the adviser’s decision-making. It is not possible to invest directly in an index. Index performance does not reflect the deduction of any fees or expenses. Ladenburg Thalmann Asset Management, Inc. is a SEC Registered Investment Adviser under the Investment Advisers Act of 1940 (“Advisers Act”) and Ladenburg Thalmann & Co. Inc. is a broker/dealer and Distributor of the fund. Both financial entities are wholly owned subsidiaries of our parent company “Ladenburg Thalmann Financial Services, Inc.” which is listed on the NYSE_MKT exchange under the symbol LTS. www.ladenburg.com. For a free prospectus and other information, please call 800-995-5267 or visit www.ltafx.com.

Investments: - Not FDIC Insured - No Bank Guarantee - May Lose Value

Alternative Strategies Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

Composition of the Change in Value of a $10,000 Investment

The Fund’s Performance Figures for the Periods Ending June 30, 2016 Compared to Its Benchmarks
	One			Since
	Year	Three Year	Five Year	Inception*
Alternative Strategies Fund:
Class A, without Sales Load	1.24%	(0.14)%	1.83%	2.20%
Class A, with Sales Load**	(4.88)%	(2.17)%	(0.58)%	1.10%
Class C ***	0.22%	N/A	N/A	(6.69)%
Barclays Gov’t /Credit Bond Index	6.00%	4.06%	3.76%	3.17%
S&P 500 Total Return Index	3.99%	11.66%	12.10%	4.52%

*	Class A commenced operations on September 28, 2010.

**	Adjusted for initial maximum sales charge of 6.00%.

***	Class C commenced operations on January 21, 2015.

The Barclays Gov’t/Credit Bond Index is an unmanaged index which measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year. In addition, the securities have $250 million or more of outstanding face value, and must be fixed rate and non-convertible. Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted here is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expense, including underlying funds, is 5.01% and 6.01% before fee waivers, per the Fund’s November 1, 2015 prospectus, for Class A and Class C, respectively. After fee waivers, the Fund’s total annual operating expenses are 4.72% and 5.47% for Class A and Class C, respectively. Shares of Class A are subject to a maximum sales charge imposed on purchases of 6.00%. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-877-803-6583.

Portfolio Analysis as of June 30, 2016 (Unaudited)
Sector	Percent of Net Assets
Real Estate Investment Trusts	35.04%
Common Stocks	29.62%
Mortgage Real Estate Investment Trusts	16.23%
Private Investments	12.01%
Closed-End Funds	3.50%
Short-Term Investments	3.38%
Senior Common Stock	0.13%
Other Assets Less Liabilities	0.09%
Total	100.00%

Alternative Strategies Fund
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	COMMON STOCK - 29.62%
	DIVERSIFIED FINANCIAL SERVICES - 1.95%
58,357	Two Harbors Investment Corp	$499,536

	INVESTMENT COMPANIES - 16.20%
34,294	Ares Capital Corp	486,975
64,062	FS Investment Corp	579,761
25,500	Garrison Capital, Inc.	257,295
46,101	Horizon Technology Finance Corp	562,432
25,000	Monroe Capital Corp	370,750
55,896	PennantPark Investment Corp	381,769
36,240	Prospect Capital Corp	283,397
13,045	Solar Capital, Ltd.	248,507
48,348	Solar Senior Capital, Ltd.	778,886
11,588	TPG Specialty Lending, Inc.	192,477
		4,142,249
	TRANSPORTATION - 1.06%
9,681	Antero Midsream Partners LP	269,810

	PIPELINES - 10.41%
9,862	DCP Midstream Partners LP	340,140
22,900	Enbridge Energy Partners LP	531,280
8,689	Energy Transfer Partners LP	330,790
13,389	Enterprise Products Partners LP	391,762
7,429	Magellan Midstream Partners LP	564,604
18,366	Plains All American Pipeline LP	504,881
		2,663,457

	TOTAL COMMON STOCK (Cost - $8,240,524)	7,575,052

	MORTGAGE REAL ESTATE INVESTMENT TRUSTS - 16.23%
29,741	CorEnergy Infrastructure Trust, Inc.	858,028
72,221	Dynex Capital, Inc.	501,214
5,467	EPR Properties	441,077
29,663	Gramercy Property Trust	273,493
44,742	Invesco Mortgage Capital, Inc.	612,518
79,456	New York Mortgage Trust, Inc.	484,682
68,915	Orchid Island Capital, Inc.	709,135
21,184	Spirit Realty Capital, Inc.	270,520
	TOTAL MORTGAGE REAL ESTATE INVESTMENT TRUSTS (Cost - $3,736,701)	4,150,667

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 35.04%
86,391	DC Industrial Liquidating Trust + # *	$48,362
101,003	Griffin Capital Essential Asset II + #	939,327
114,810	Griffin Health Care III + #	1,091,225
170,164	Hines Global REIT, Inc. + #	1,898,182
99,848	Northstar Real Estate Income II + #	944,561
135,627	Phillips Edison Grocery Center REIT I, Inc. + #	1,402,305
141,402	Steadfast Income REIT, Inc. + #	1,609,815
101,604	Strategic Storage Trust II, Inc. + # *	1,025,184
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost - $7,045,547)	8,958,961

	SENIOR COMMON STOCK - 0.13%
6,740	Pacific Office Properties Trust, Inc. + #	34,374
	TOTAL SENIOR COMMON STOCK (Cost - $60,194)

	CLOSED-END FUNDS - 3.50%
57,547	Kayne Anderson Energy Total Return Fund	626,687
32,269	Oxford Lane Capital Corp.	267,510
	TOTAL CLOSED-END FUNDS (Cost - $1,234,286)	894,197

	PRIVATE INVESTMENTS - 12.01%
	BUSINESS DEVELOPMENT - 7.59%
104,572	Corporate Capital Trust, Inc. + #	832,501
142,186	HMS Income Fund, Inc. + #	1,107,344
		1,939,845
	EQUIPMENT LEASING - 0.47%
223	Cypress Equipment Fund 17 LLC + #	51,763
651	Cypress Equipment Fund 18 LLC + #	68,956
		120,719
	LAND DEVELOPMENT - 3.95%
36,635	Walton Kimberlin Heights, LP *+ #	340,705
10,752	Walton Sherwood Acres, LP *+ #	99,994
10,752	Walton US Land Fund 1, LP *+ #	99,994
19,855	Walton US Land Fund 2, LP * + #	138,588
37,655	Walton US Land Fund 3, LP *+ #	331,364
		1,010,645

	TOTAL PRIVATE INVESTMENTS (Cost - $4,247,546)	3,071,209

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	SHORT-TERM INVESTMENT - 3.38%
864,720	Goldman Sachs Financial Square Funds - Government Fund, 0.29% ^	$864,720

	TOTAL SHORT-TERM INVESTMENT (Cost - $864,720)

	TOTAL INVESTMENTS - 99.91% (Cost - $25,429,518) (a)	$25,549,180
	OTHER ASSETS LESS LIABILITIES - 0.09%	22,129
	NET ASSETS - 100.00%	$25,571,309

*	Non-income producing.

+	Illiquid security. Total illiquid securities represents 47.18% of net assets as of June 30, 2016.

#	Fair Value estimated using fair value procedures adopted by the Board of Trustees. Total Value of such securities is $12,064,544 or 47.18% of net assets. See Note 2 of the Notes to Financial Statements.

^	Money market fund; interest rate reflects the seven-day effective yield on June 30, 2016.

LLC - Limited Liability Company

LP - Limited Partnership

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $24,686,584 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$3,616,616
Unrealized depreciation:	(2,754,020)
Net unrealized appreciation:	$862,596

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016

Assets:
Investments in Securities at Value (identified cost $25,429,518)	$25,549,180
Dividends and Interest Receivable	187,157
Prepaid Expenses and Other Assets	16,833
Total Assets	25,753,170

Liabilities:
Distributions Payable	88,202
Accrued Advisory Fees	21,988
Accrued Distribution Fees	3,829
Accrued Shareholder Servicing Fees	24,128
Payable to Related Parties	14,036
Other Accrued Expenses	29,678
Total Liabilities	181,861

Net Assets	$25,571,309

Class A Shares
Net Assets (Unlimited shares of no par value beneficial interest authorized; 2,879,998 shares of beneficial interest outstanding)	$23,230,671
Net Asset Value and Redemption Price Per Share ($23,230,671/2,879,998 shares of beneficial interest outstanding)	$8.07
Offering Price Per Share ($8.07/0.94)	$8.59

Class C Shares:
Net Assets (Unlimited shares of no par value interest authorized; 294,111 shares of beneficial interest outstanding)	$2,340,638
Net Asset Value, Offering and Redemption Price Per Share ($2,340,638/294,111 shares of beneficial interest outstanding)	$7.96

Composition of Net Assets:
At June 30, 2016, Net Assets consisted of:
Paid-in-Capital	$28,044,665
Undistributed Net Investment Income	638,217
Accumulated Net Realized Loss on Investments	(3,231,235)
Net Unrealized Appreciation on Investments	119,662
Net Assets	$25,571,309

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2016

Investment Income:
Dividend Income	$1,449,962
Interest Income	1,643
Total Investment Income	1,451,605

Expenses:
Investment Advisory Fees	176,348
Shareholder Servicing Fees
Class A	54,901
Class C	3,882
Distribution Fees
Class C	11,627
Transfer Agent Fees	31,632
Trustees’ Fees	36,141
Printing Expense	29,923
Fund Accounting Fees	28,217
Registration & Filing Fees	28,070
Administration Fees	26,548
Audit Fees	20,000
Chief Compliance Officer Fees	18,752
Legal Fees	18,086
Pricing Expense	17,500
Custody Fees	4,983
Miscellaneous Expenses	2,855
Insurance Expense	2,488
Total Expenses	511,953
Less: Fees Waived by Adviser	(85,040)
Net Expenses	426,913

Net Investment Income	1,024,692

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on:
Investments	(2,740,671)
Net Change in Unrealized Appreciation on:
Investments	1,924,696
Net Realized and Unrealized Gain (Loss) on Investments	(815,975)

Net Increase in Net Assets Resulting From Operations	$208,717

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	June 30, 2016	June 30, 2015

Operations:
Net Investment Income	$1,024,692	$1,190,502
Net Realized Loss on Investments	(2,740,671)	(433,354)
Distributions of Capital Gains From Underlying
Investment Companies	—	11,396
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,924,696	(3,238,842)
Net Increase (Decrease) in Net Assets Resulting From Operations	208,717	(2,470,298)

Distributions to Shareholders From:
Net Investment Income
Class A ($0.30 and $0.38 per share, respectively)	(861,953)	(1,034,241)
Class C ($0.30 and $0.04 per share, respectively)	(49,020)	(20.00)
Return of Capital
Class A ($0.24 and $0.20 per share, respectively)	(672,969)	(578,963)
Class C ($0.24 and $0.20 per share, respectively)	(63,342)	(7,330.00)
Total Distributions to Shareholders	(1,647,284)	(1,620,554)

From Shares of Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (383,431 and 443,945 shares, respectively)	3,043,199	4,272,374
Distributions Reinvested (116,576 and 104,106 shares, respectively)	894,763	973,545
Cost of Shares Redeemed (547,556 and 315,385 shares, respectively)	(4,318,732)	(3,061,192)
Total Class A	(380,770)	2,184,727

Class C
Proceeds from Shares Issued (195,235 and 101,405 shares, respectively)	1,510,600	917,700
Distributions Reinvested (7,650 and 398 shares, respectively)	58,267	3,475
Cost of Shares Redeemed (10,577 and 0 shares, respectively)	(84,723)	—
Total Class C	1,484,144	921,175

Total From Shares of Beneficial Interest Transactions	1,103,374	3,105,902

Total Decrease in Net Assets	(335,193)	(984,950)

Net Assets:
Beginning of Year	25,906,502	26,891,452
End of Year	$25,571,309	$25,906,502

Undistributed Net Investment Income at End of Year	$638,217	$660,157

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENT OF CASH FLOWS
For the Year Ended June 30, 2016

Cash flows from operating activities:
Net Increase in net assets resulting from operations	$208,717
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(9,620,191)
Sales of investments	9,459,302
Return of capital distributions from investments	20,284
Net purchases of short term securities	(533,728)
Net realized loss from investments, net of capital gain distributions	2,740,671
Net change in unrealized depreciation on investments	(1,924,696)

Changes in assets and liabilities (Increase)/Decrease in assets:
Dividends and Interest Receivable	27,604
Prepaid Expenses and Other Assets	7,986
Increase/(Decrease) in liabilities:
Accrued Advisory Fees	15,924
Payable to Related Parties	1,166
Accrued Distribution Fees	3,316
Accrued Shareholder Service Fees	29,678
Other Accrued Expenses	(22,025)
Net cash provided by operating activities	414,008

Cash flows from financing activities:
Proceeds from shares issued	4,673,798
Payments on shares redeemed	(4,403,454)
Cash distributions paid	(684,352)
Net cash provided by financing activities	(414,008)

Net increase in cash	—
Cash at beginning of year	—
Cash at end of year	$—

Supplemental disclosure of non-cash activity:
Non cash financing activities not included herein consists of reinvestment of dividends	$953,030

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund - Class A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the Year Ended June 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$8.55	$9.98	$9.79	$10.01	$10.05
Increase (decrease) From Operations:
Net investment income (a)	0.34	0.42	0.49	0.39	0.29
Net gain (loss) from investments (both realized and unrealized)	(0.28)	(1.27)	0.29	(0.01)	0.26
Total from operations	0.06	(0.85)	0.78	0.38	0.55

Less Distributions:
From net investment income	(0.30)	(0.38)	(0.24)	(0.29)	(0.22)
From net realized gains on investments	—	—	—	(0.23)	(0.14)
From return of capital	(0.24)	(0.20)	(0.35)	(0.08)	(0.23)
Total Distributions	(0.54)	(0.58)	(0.59)	(0.60)	(0.59)

Net Asset Value, End of Year	$8.07	$8.55	$9.98	$9.79	$10.01

Total Return (b)	1.24%	(8.85)%	7.91%	3.92%	5.81%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$23,231	$25,039	$26,891	$27,581	$17,180
Ratio to average net assets:
Expenses, Gross (c)	2.12%	2.04%	1.90%	1.98%	2.28%
Expenses, Net of Reimbursement (c)	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income, Net of Reimbursement (c)(d)	4.41%	4.44%	4.73%	3.88%	2.93%
Portfolio turnover rate	38.08%	20.56%	20.94%	20.27%	13.76%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, returns of capital and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(c)	Does not include expenses of other investment companies in which the Fund invests.

(d)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Consolidated.

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund - Class C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the	For the Period
	Year ended	Ended
	June 30, 2016	June 30, 2015*

Net Asset Value, Beginning of Period	$8.52	$9.69
Increase (decrease) From Operations:
Net investment income (a)	0.28	0.11
Net loss from investments (both realized and unrealized)	(0.30)	(1.04)
Total from operations	(0.02)	(0.93)

Less Distributions:
From net investment income	(0.30)	(0.04)
From return of capital	(0.24)	(0.20)
Total Distributions	(0.54)	(0.24)

Net Asset Value, End of Period	$7.96	$8.52

Total Return (b)	0.25%	(9.68	)% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$2,341	$868
Ratio to average net assets:
Expenses, Gross (d)	2.91%	3.04	% (c)
Expenses, Net of Reimbursement (d)	2.75%	2.75	% (c)
Net investment income, Net of Reimbursement (d)(f)	3.61%	3.44	% (c)
Portfolio turnover rate	38.08%	20.56	% (e)(g)

*	Class C commenced operations on January 21, 2015.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, returns of capital and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(c)	Annualized for periods less than one year.

(d)	Does not include expenses of other investment companies in which the Fund invests.

(e)	Not annualized.

(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Represents the Fund’s portfolio turnover rate for the entire year.

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2016

1.	Organization

Alternative Strategies Fund (the “Fund”) was organized as a Delaware statutory trust on June 15, 2010 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The investment objective of the Fund is to seek attractive risk-adjusted returns with low to moderate volatility and low correlation to the broader markets, through a concentrated multi-strategy alternative investment approach with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in private and publicly traded alternative investment funds and real estate investment trusts (“REITs”). Investment funds include closed-end funds, open-end funds (mutual funds), limited partnerships, limited liability companies and other types of pooled investment vehicles.

The Fund currently offers Class A and Class C shares. Class A shares commenced operations on September 28, 2010 and Class C shares commenced operations on January 21, 2015. Class A shares are offered at net asset value plus a maximum sales charge of 6.00%. Class C shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Fund of Funds – The Fund may invest in funds of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fund’s fair value team using procedures adopted by and under the supervision of the Fund’s Board of

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Fund, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Fund, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund invests in some securities which are not traded and the fair value team has established a methodology for fair value of each type of security. Generally, REITs are publicly registered but not traded. When the REIT is in the public offering period, the Fund values the REIT at cost. The Fund generally purchases REITs at NAV or without a commission. However, start-up REITs amortize a significant portion of their start-up costs and therefore potentially carry additional risks that may impact valuation should a REIT be unable to raise sufficient capital and execute its business plan. As such, start-up REITs pose a greater risk than seasoned REITs because if they encounter going concern issues, they may see significant deviation in value from the fair value, cost basis approach as represented. Management is not aware of any information which would cause a change in cost basis valuation methodology currently being utilized for non-traded REITs in their offering period. Once a REIT closes to new

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

investments, the Fund values the security based on the movement of an appropriate market index or traded comparable until the REIT issues an updated market valuation. Additionally, certain other non-publicly traded investments held by the Fund are valued based on the movement of an appropriate benchmark or company provided market valuation. The private investments are monitored for any independent audits of the security or impairments reported on the potential value of the security and the fair value is generally adjusted to depreciation in the case of hard assets. The Valuation Committee meets frequently to discuss the valuation methodology and will adjust the value of a security if there is a public update to such valuation.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2016 for the Fund’s assets measured at fair value:

Assets*	Level I	Level 2	Level 3	Total
Common Stock	$7,575,052	$—	$—	$7,575,052
Mortgage Real Estate Investment Trusts	4,150,667	—	—	4,150,667
Real Estate Investment Trusts	—	8,019,634	939,327	8,958,961
Senior Common Stock	—	—	34,374	34,374
Closed-End Funds	894,197	—	—	894,197
Private Investments	—	1,939,845	1,131,364	3,071,209
Short-Term Investment	864,720	—	—	864,720
Total	$13,484,636	$9,959,479	$2,105,065	$25,549,180

*	Refer to the Portfolio of Investments for industry classifications.

There were no transfers into or out of Level 1, Level 2, and Level 3 during the period.

It is the Fund’s policy to record transfers into or out of any level at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Real Estate	Private	Senior Common
	Investment Trusts	Investments	Stock	Total
Beginning Balance	$939,327	$1,180,659	$8,088	$2,128,074
Total realized gain (loss)	—	—	—	—
Change in Unrealized Appreciation (Depreciation)	—	(49,295)	26,286	(23,009)
Cost of Purchases	—	—	—	—
Proceeds from Sales and Return of Capital	—	—	—	—
Accrued Interest	—	—	—	—
Net transfers in (out) of level 3	—	—	—	—
Ending Balance	$939,327	$1,131,364	$34,374	$2,105,065

The change in unrealized depreciation on Level 3 investments held as of June 30, 2016 is $23,009.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015), or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended June 30, 2016, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income are declared and recorded on a daily basis and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	Advisory Fee and Other Related Party Transactions

Advisory Fees – Pursuant to an investment advisory agreement (the “Advisory Agreement”), between the Fund and Ladenburg Thalmann Asset Management, Inc. (the “Adviser”), investment advisory services are provided to the Fund. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.75% of the average daily net assets of the Fund. For the year ended June 30, 2016, the Fund incurred advisory fees of $176,348.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make reimbursements to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses, or extraordinary expenses such as litigation) at least until October 31, 2016, so that the total annual operating expenses of the Fund do not exceed 1.75% and 2.75% for Class A and Class C, respectively, of the class average daily net assets. Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed. During the year ended June 30, 2016, the Adviser waived fees of $85,040.

As of June 30, 2016, the Adviser has $199,340 of waived fees that may be recovered by the following dates:

June 30, 2017	June 30, 2018	June 30, 2019	Total
$38,052	$76,248	$85,040	$199,340

Gemini Fund Services, LLC (“GFS”) – GFS, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Distributor – The distributor of the Fund is Ladenburg Thalmann & Co., Inc. (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets of each of Class A and Class C shares for such services. For the year ended June 30, 2016, the Fund incurred shareholder servicing fees of $54,901 and $3,882 for Class A and Class C shares, respectively. Under the Distribution Plan, the Fund pays 0.75% per year of its average daily net assets for such services for Class C shares. For the year ended June 30, 2016, the Fund incurred distributions fees of $11,627 for Class C.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Adviser. For the year ended June 30, 2016, the Distributor received $73,723 in underwriting commissions for sales of the Fund’s shares, of which $4,184 was retained by the principal underwriter or other affiliated broker-dealers.

Additionally, Ladenburg Thalmann & Co., Inc. executed portfolio trades on behalf of the Fund for which it received $5,648 in trade commissions during the year ended June 30, 2016.

4.	Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended June 30, 2016 amounted to $9,571,829 and $8,854,482, respectively.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2016	June 30, 2015
Ordinary Income	$910,973	$1,032,676
Long-Term Capital Gain	—	1,585
Return of Capital	736,311	586,293
	$1,647,284	$1,620,554

As of June 30, 2016 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(1,828,248)	$(1,419,502)	$(88,202)	$862,596	$(2,473,356)

The difference between book basis and tax basis distributable earnings and unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $1,828,248.

At June 30, 2016 the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$564,408	$855,094	$1,419,502

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

Permanent book and tax differences, primarily attributable to tax adjustments for partnerships and C-Corporation return of capital distributions resulted in reclassification for the fiscal year ended June 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(135,659)	$135,659

6.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the year ended June 30, 2016, the Fund completed four quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The Fund may under officer approval increase the repurchase percentage above 5%. The results of those repurchase offers were as follows:

Class A	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	June 24, 2015	September 24, 2015	December 22, 2015	March 22, 2016
Repurchase Request Deadline	July 24, 2015	October 26, 2015	January 22, 2016	April 22, 2016
Repurchase Pricing Date	July 24, 2015	October 26, 2015	January 22, 2016	April 22, 2016
Net Asset Value as of Repurchase Offer Date	$8.40	$8.07	$7.07	$7.74
Amount Repurchased	$1,882,031	$880,001	$1,088,188	$468,512
Percentage of Outstanding Shares Repurchased	7.56%	3.76%	5.32%	2.15%

Class C	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	June 24, 2015	September 24, 2015	December 22, 2016	March 22, 2016
Repurchase Request Deadline	July 24, 2015	October 26, 2015	January 22, 2016	April 22, 2016
Repurchase Pricing Date	July 24, 2015	October 26, 2015	January 22, 2016	April 22, 2016
Net Asset Value as of Repurchase Offer Date	$8.36	$8.01	$7.01	$7.66
Amount Repurchased	$0	$84,723	$0	$0
Percentage of Outstanding Shares Repurchased	0.00%	5.95%	0.00%	0.00%

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

7.	INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of June 30, 2016, the Fund was invested in the following restricted securities:

Security	Initial Acquisition Date	Shares	Cost	Value	% of Net Assets
Cypress Equipment Fund 17 LLC	12/27/2010	223	$207,500	$ 51,763	0.20%
Cypress Equipment Fund 18 LLC	04/01/2011	651	$604,990	$ 68,956	0.27%
Walton Kimberlin Heights, LP	12/27/2010	36,635	$340,705	$340,705	1.33%
Walton Sherwood Acres, LP	04/29/2011	10,752	$ 99,994	$ 99,994	0.39%
Walton US Land Fund 1, LP	11/08/2011	10,752	$ 99,994	$ 99,994	0.39%
Walton US Land Fund 2, LP	08/22/2012	19,855	$151,764	$138,588	0.54%
Walton US Land Fund 3, LP	11/16/2012	37,655	$350,192	$331,364	1.30%

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following: The Fund completed a quarterly repurchase offer on July 22, 2016 which resulted in 2.50% of Class A shares being repurchased for $655,325.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of
Alternative Strategies Fund

We have audited the accompanying statement of assets and liabilities of the Alternative Strategies Fund, including the portfolio of investments as of June 30, 2016, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, consolidated where indicated. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016 by correspondence with the custodian and other appropriate parties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As explained in Note 2, the financial statements include investments valued at $12,064,544 (47% of net assets), whose fair values have been estimated under procedures established by the Board of Trustees in the absence of readily ascertainable fair values.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alternative Strategies Fund as of June 30, 2016, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, consolidated where indicated, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 29, 2016

Alternative Strategies Fund
DIRECTORS AND OFFICERS (Unaudited)
June 30, 2016

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 80 Arkay Drive, Hauppauge, NY 11788.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Anthony J. Hertl 1950	Trustee Since June 2010; Chairman of the Board since 2013.	Consultant to small and emerging businesses (since 2000).	1	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Fund Trust (since 2005); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen 1954	Trustee Since June 2010	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	1	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust (since 2005); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (2014-2015)
John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust (since 2001); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor 1964	Trustee Since June 2010	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	1	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust (since 2007); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

Alternative Strategies Fund
DIRECTORS AND OFFICERS (Unaudited) (Continued)
June 30, 2016

Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Andrew Rogers 1969	President Since June 2010	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	N/A	N/A
Stephanie Shearer 1979	Secretary Since February 2013	Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013); Junior Paralegal, Gemini Fund Services, LLC (2008-2010).	N/A	N/A
Kevin E. Wolf 1969	Treasurer Since June 2010	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
Lynn Bowley 1958	Chief Compliance Officer Since 2016	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to the Alternative Strategies Fund.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available, without charge, upon request. You may call toll-free 1-877-803-6583 to request a copy of the SAI or to make shareholder inquiries.

PRIVACY NOTICE

Rev. Feb 2014

FACTS	WHAT DOES ALTERNATIVE STRATEGIES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alternative Strategies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alternative Strategies Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-803-6583

Rev. Feb 2014

Who we are
Who is providing this notice?	Alternative Strategies Fund
What we do
How does Alternative Strategies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Alternative Strategies Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Alternative Strategies Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Alternative Strategies Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Alternative Strategies Fund doesn’t jointly market.

Investment Adviser
Ladenburg Thalmann Asset Management, Inc.
570 Lexington Avenue, 11th Floor
New York, NY 10022

Administrator
Gemini Fund Services, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-803-6583 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-803-6583.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Hertl is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $16,000

2015 - $16,000

(b)	Audit-Related Fees
2016 - $0
2015 - $0

(c)	Tax Fees

2016 - $3,500

2015 - $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - $0

2015 - $0

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2016   2015

Audit-Related Fees:     0.00%   0.00%

Tax Fees:     0.00%   0.00%

All Other Fees:     0.00%   0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $3,500

2015 - $3,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Ladenburg Thalmann Asset Management, Inc. (hereinafter, “Ladenburg”, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes. Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1. Requiring senior executives to hold stock in a company.

2. Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value. Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, Ladenburg recognizes the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients. However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that Ladenburg would be in a position to cast a vote or called upon to vote a proxy.

In the event that Ladenburg does receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, Ladenburg will process and vote all shareholder proxies and other actions in a timely manner insofar as Ladenburg can determine based on the facts available to Ladenburg at the time of its action, in the best interests of the affected Ladenburg advisory client(s). Although Ladenburg expects that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available to Ladenburg, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, Ladenburg may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Research & Asset Allocation Department for review and voting decision;

3) Vote or consent entered according to Ladenburg’s best judgment under the facts and circumstances presented. Such decision shall be made, documented and approved by the Research & Asset Allocation Department and at least one member of the Executive Committee;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

Ladenburg may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services (“ISS”) or similar service provider that the Executive Committee may approve, provided that such service provider votes each proxy based on decisions made by Ladenburg.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-643-3431 and can also be found on the EDGAR database on the web at http://www.sec.gov. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Mr. Philip Blancato, President of Ladenburg Thalmann Asset Management, Inc. (the “Adviser”), is the Fund’s portfolio manager. Mr. Blancato has primary responsibility for management of the Fund’s investment portfolio and has served the Fund in this capacity since it commenced operations in 2010.  Mr. Blancato’s primary responsibilities at the Adviser involve creating and distributing high net worth fee-based platforms and serving as the managing member of the firm’s Investment Policy Committee which determines the strategic outlook for all the firm’s clients’ investments.  Mr. Blancato is also a Member of the Board of Directors of each of the Adviser’s parent company (LTFSI) subsidiary companies, Ladenburg Thalmann and Co. Inc., Triad Advisors, Inc. and Investacorp, Inc. where he helps make strategic decisions about each company’s initiatives. Prior to joining Ladenburg Thalmann in 2004, Mr. Blancato worked for Powell Johnson as the Managing Director of Advisory Services where he directed the creation and implementation of a suite of fee-based platforms.  Mr. Blancato also worked at Prudential Securities for twelve years where he held various positions within the Investment Management Services division including First Vice President and Director of Portfolio Management Programs where he developed and improved upon the positioning and functionality of discretionary fee-based programs.  During his tenure, the Portfolio Management division became one of the most successful divisions within Prudential Securities with assets in excess of $16 billion.

As of June 30, 2016, Mr. Blancato was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	6	$29,342,842	0	$0
Other Pooled Investment Vehicles	5	$3,594,948	0	$0
Other Accounts	8,206	$1,986,583,505	0	$0

Because the portfolio manager manages assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Mr. Blancato receives a salary, retirement plan benefits and performance-based bonus from the Adviser.

As of June 30, 2016, the Portfolio Manager’s ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Shares Owned
Mr. Philip Blancato	$0-$30,000

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Alternative Strategies Fund

By (Signature and Title)

/s/ Andrew Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/8/16

By (Signature and Title)

/s/Kevin Wolf

Kevin Wolf, Principal Financial Officer/Treasurer

Date 9/8/16